Losses per share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Losses per share	Losses per share
The following table presents our basic and diluted losses per share for the years ended December 31, 2023, 2022 and 2021:

	Year ended December 31,
	2023	2022	2021
Net income / (loss) for the year	$24,490	$(68,521)	$(105,865)
Less: Net loss attributable to redeemable non-controlling interest	—	—	1,237
Net income / (loss) for the year attributable to Despegar.com, Corp.	$24,490	$(68,521)	$(104,628)
Accretion of redeemable non-controlling interest	—	(473)	(1,355)
Accretion of Series A non-convertible preferred shares	(13,324)	(11,884)	(10,600)
Accrual of cumulative dividends of Series A non-convertible preferred shares	(15,750)	(15,375)	(15,251)
Accrual of dividends of Series B convertible preferred shares	(2,000)	(2,000)	(2,000)
Net loss for the year attributable to Despegar.com, Corp. common shareholders	$(6,584)	$(98,253)	$(133,834)
Numerator of basic and diluted losses per share	$(6,584)	$(98,253)	$(133,834)
Weighted average common shares outstanding—basic and diluted (1)	77,170	76,823	76,653
Denominator of basic and diluted losses per share	$77,170	$76,823	$76,653
Basic and diluted losses per share	$(0.09)	$(1.28)	$(1.75)
(1)For additional information related to common shares outstanding, see Note 33.

For the year ended December 31, 2023, we excluded 775 of outstanding restricted stock units, 387 stock options and 5,405 convertible preferred stock from the calculations of diluted earnings per share attributable to common shareholders because their effect would have been antidilutive.
For the year ended December 31, 2022, we excluded 670 of outstanding stock awards and 5,405 convertible preferred stock from the calculations of diluted earnings per share attributable to common shareholders because their effect would have been antidilutive.
For the year ended December 31, 2021, we excluded 1,129 of outstanding stock awards and 5,405 convertible preferred stock from the calculations of diluted earnings per share attributable to common shareholders because their effect would have been antidilutive.
Basic and diluted earnings per share is presented using the two-class method required for participating securities. We consider that our Series B preferred stock to be participating securities and, in accordance with the two-class method, earnings allocated to participating securities and the related number of outstanding shares of participating securities are excluded from the computation of basic and diluted net loss per common share. If a dividend is paid on common stock, the holders of Series B preferred stock are entitled to a proportionate share of any such dividend as if they were holders of common stock (on an if-converted basis). As the holders of our Series B preferred stock do not have contractual obligation to share in the losses of the Company, the net loss attributable to common shareholders for each period is not allocated between common stock and participating securities. Accordingly, preferred stock is excluded from the calculation of basic and diluted net loss per share as the effect would have been antidilutive.